UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 13, 2005
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other	(Commission File No.)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
     On December 13, 2005, Sun New Media Inc. (“SNMI”) and Global Woman Multimedia, Ltd. (“Global Woman”), a company partially owned by SNMI, announced the launch of an online women’s channel on Sina.com (NasdaqNM: SINA).
     A copy of the press release announcing the launch of an online women’s channel on Sina.com is attached hereto as Exhibit 99.1
Item 9.01     Financial Statements and Exhibits
(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated December 13, 2005 announcing the launch of an online women’s channel on Sina.com is attached hereto as Exhibit 99.1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2005
SUN NEW MEDIA INC.
	By:	/s/ Clarence Lo
Clarence Lo, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 13, 2005 announcing the launch of an online women’s channel on Sina.com is attached hereto as Exhibit 99.1